UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 19, 2013

pSivida Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-51122	26-2774444
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Pleasant Street, Watertown, MA	02472
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 826-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 19, 2013, pSivida Corp., a Delaware corporation (the “Company”) entered into an At Market Issuance Sales Agreement with MLV & Co. LLC (“MLV”), pursuant to which the Company may issue and sell shares of its common stock having an aggregate offering price of up to $19,166,895 from time to time through MLV, acting as sales agent. Sales of our common stock through MLV, if any, will be made by any method permitted that is deemed an “at the market” offering as defined in Rule 415 under the Securities Act of 1933, as amended, including by means of ordinary brokers’ transactions at market prices, in block transactions or as otherwise agreed by MLV and the Company. MLV will act as sales agent using commercially reasonable efforts consistent with its normal trading and sales practices. Each time the Company wishes to issue and sell common stock under the sales agreement, it will notify MLV of the number of shares to be issued, any minimum price below which sales may not be made and other sales parameters as the Company deems appropriate. The Company will pay MLV a commission rate of up to 3.0% of the gross proceeds from the sale of any common stock sold through MLV as sales agent under the sales agreement. We have also agreed to reimburse MLV for certain expenses incurred in connection with entering into the sales agreement and have provided MLV with customary indemnification rights.

The foregoing description of the sales agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. This Current Report on Form 8-K also incorporates by reference the sales agreement into our shelf registration statement on Form S-3, as amended (File No. 333-185549), previously filed with the SEC.

The opinion of our counsel regarding the validity of the Common Stock that will be issued pursuant to the sales agreement also is filed herewith as Exhibit 5.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

5.1	Opinion of Ropes & Gray LLP.

10.1	At Market Issuance Sales Agreement between pSivida Corp. and MLV & Co. LLC, dated December 19, 2013.

23.1	Consent of Ropes & Gray LLP (contained in Exhibit 5.1 above).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 20, 2013

PSIVIDA CORP.

/s/ Lori Freedman
Name:	Lori Freedman
Title:	Vice President of Corporate Affairs, General Counsel, Corporate Secretary

Exhibit Index

Exhibit Number	Description

5.1	Opinion of Ropes & Gray LLP.

10.1	At Market Issuance Sales Agreement between pSivida Corp. and MLV & Co. LLC, dated December 19, 2013.

23.1	Consent of Ropes & Gray LLP (contained in Exhibit 5.1 above).